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                                         OFFICE OF THE UNITED STATES TRUSTEE
                          -----------------------------------------------------------------
-------------------------------------------------------   ----------------------------------------------------------------
In re:                                                    DEBTOR IN POSSESSION INTERIM STATEMENT
 The Kushner-Locke Company                                                                                 Page 1 of 3
                                                                            Statement Number:           7
-------------------------------------------------------                                          ----------------
Chapter 11                                                               For the Period FROM:       5/1/2002
                                                                                                 ----------------
Case No. LA 01-44828-SB (Administratively Consolidated                                    TO:       5/31/2002
with Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-                                     ----------------
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)
-------------------------------------------------------   ----------------------------------------------------------------

                                                          ----------------------------------------------------------------

CASH ACTIVITY ANALYSIS (Cash Basis Only)                    Collateral          Concentration
                                                              Account              Account
                                                          ---------------      --------------      --------      ---------
Balance before Statement #1                                  $ 268,333.21         $ 65,956.21
                                                          ---------------      --------------      --------      ---------
A.  Total Receipts per all Prior Interim Statements          1,810,497.25        1,518,328.39
                                                          ---------------      --------------      --------      ---------
B.  Less:  Total Disbursements per all Prior Statements      1,598,912.51        1,472,376.47

                                                          ---------------      --------------      --------      ---------
C.  Beginning Balance                                        $ 479,917.95         $111,908.13
                                                          ---------------      --------------      --------      ---------
D.  Receipts during Current Period

    Description

    5/8/2002          A&E Home Video                               261.39
    5/8/2002          Hamdon Ent.                                9,334.00
    5/10/2002         Phone Bill Refunds                                             1,829.68
    5/10/2002         COBRA Reimbursements                                           4,354.95
    5/21/2002         transfer from KL Prod P/R Acct                                    30.90
    5/28/2002         Egmont/Nordisk                             1,286.17
    5/28/2002         funding from chase                                            45,000.00
    5/31/2002         interest                                     558.53


      TOTAL RECEIPTS THIS PERIOD                                11,440.09           51,215.53            --             --
                                                          ---------------      --------------      --------      ---------
E.  Balance Available (C plus D)                             $ 491,358.04         $163,123.66      $     --      $      --
                                                          ---------------      --------------      --------      ---------
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      DEBTOR IN POSSESSION INTERIM STATEMENT NO: 7                                                          Page 2 of 3
-----------------------------------------------------------------------------------------------------------------------

F.  Less:  Disbursements during Current Period:

    Date    Check No.         Payee/Purpose
    ----    ---------         -------------

  5/1/2002    37272   Hodes Parking                                              360.00
  5/1/2002    37273   Imperial Idaho Investment Co.                            2,000.00
  5/1/2002    37274   Payroll                                                  2,490.13
  5/1/2002    37275   Payroll                                                    778.85
  5/1/2002    37276   Payroll                                                    306.36
  5/1/2002    wire    Payroll Taxes                                            8,929.84
  5/3/2002    wire    ADP Fees                                                   141.48
  5/6/2002    37277   Donald Kushner                                           2,083.00
  5/6/2002    37278   John Lannan                                              1,250.00
  5/6/2002    37279   Peter Locke                                              2,083.00
  5/6/2002    37280   Marathon Services, Inc                                     259.80
  5/6/2002    37281   Pacific Bell                                                65.72
  5/6/2002    37282   Qwest Communications                                        30.15
  5/6/2002    37283   Recall                                                     647.12
  5/6/2002    37284   Zerolag Communications, Inc                                100.00
  5/8/2002    wire    Irwin Friedman                                           2,083.00
  5/8/2002    wire    Stuart Hersch                                            2,083.00
  5/8/2002    37285   Matthew Schuler                                            600.00
  5/8/2002    37286   Postmaster                                                  34.00
  5/10/2002   wire    ADP Fees                                                    96.01
  5/10/2002   37287   Pacific Bell                                               159.56
  5/14/2002   7870    Payroll                                                    730.75
  5/14/2002   7871    Payroll                                                  7,303.36
  5/14/2002   7872    Payroll                                                  1,249.88
  5/14/2002   7873    Payroll                                                  2,490.14
  5/14/2002   7874    Payroll                                                    285.78
  5/14/2002   wire    Payroll Taxes                                            7,764.37
  5/15/2002   37288   Bonded Services, Inc                                     6,276.20
  5/15/2002   37289   Matthew Schuler                                            642.33
  5/15/2002   37290   Secretary of State                                          20.00
  5/15/2002   37291   Secretary of State                                          20.00
  5/15/2002   37292   STEVEN ROSEN                                             1,275.00
  5/17/2002   37294   Matthew Schuler                                             80.00
  5/17/2002   wire    ADP Fees                                                    20.00
  5/20/2002   37296   ADP, Inc                                                    26.36
  5/22/2002   37301   Donniger & Fetter                                       33,820.29
  5/24/2002   wire    ADP Fees                                                    99.76
  5/28/2002   7875    Payroll                                                    730.75
  5/28/2002   7876    Payroll                                                  9,926.69
  5/28/2002   7877    Payroll                                                  1,249.87
  5/28/2002   7878    Payroll                                                  2,490.14
  5/28/2002   7879    Payroll                                                    281.21
  5/28/2002   wire    Payroll Taxes                                            8,223.58
  5/29/2002   37302   Arch Wireless                                               46.42
  5/29/2002   37303   Barbara Brosnan & Associates                             1,258.35
  5/29/2002   37304   Blue Cross                                              11,530.00
  5/29/2002   37305   Hodes Parking                                              360.00
  5/29/2002   37306   Suzanne Nardacci                                         2,503.00
  5/29/2002   37307   Pacific Bell                                             1,857.34
  5/29/2002   37308   Property Management Associates, I                        2,000.00
  5/29/2002   37309   American Moving & Storage Co, Inc                           40.00
  5/31/2002   37310   American Moving & Storage Co, Inc                          105.00
  5/31/2002   37311   Fortis Benefits Insurance Co.                              963.19
  5/31/2002   37312   Marathon Services, Inc                                     259.80
  5/31/2002   37313   Suzanne Nardacci                                         2,475.00
  5/28/2002   wire    Fund KL Operations                      45,000.00

      TOTAL DISBURSEMENTS THIS PERIOD:                        45,000.00      134,985.58              --              --
                                                           ------------     -----------     -----------     -----------
G.  Ending Balance (E less F)                              $ 446,358.04     $ 28,138.08     $        --     $        --
                                                           ------------     -----------     -----------     -----------
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                                      DEBTOR IN POSSESSION INTERIM STATEMENT NO: 7                                   Page 3 of 3
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
H.  (1)  Collateral Account:
          a)  Depository Name and Location:  Chase Bank  1 Chase Manhattan Plaza, New York, NY 10081
          b)  Account Number:                323221556
    (2)  Concentration Account:
          a)  Depository Name and Location:  Comerica Bank  10900 Wilshire Blvd, Los Angeles, CA 90024
          b)  Account Number:                1891935460

I:  Other monies on hand:

The Kushner Locke Company PWI account        1891215236      $   1,000.00
Bank of Scotland - Pinocchio                 3549485         1,253,517.20 Pounds Sterling   Time Deposit (KL' s interest is 70%)
Bank of Scotland - Basil                     3626816           194,263.17 Pounds Sterling   Time Deposit (KL' s interest is 80%)
Allied Pinocchio                             10747301            4,423.11 Pounds Sterling
KLI-UK                                       10008956            2,426.06 Pounds Sterling
Freeway\Kushner-Locke                        323-509487      $     255.95

I:  Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
    KL MDP Sensation                         60-066-930       $ 17,531.32
    KL\7 Venture                             1890-69-6360        9,252.34
    Denial Venture                           1890-69-6501       41,672.39
    Cracker LLC                              1891-04-1665        1,000.00
    Swing                                    323-518095          6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession
Interim Statement is true and correct to the best of my knowledge.

                                                           /s/ Alice P. Neuhauser
                                                          -------------------------------------------------
                                                          Debtor in Possession
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